                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               November 26, 1997
                                 Date of Report

                       (Date of earliest event reported)

                         SUBMICRON SYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
               (State of other jurisdiction of incorporation)

           0-19507                                 13-3607944
(Commission File Number)                (IRS Employer Identification No.)

                                6330 Hedgewood Dr., #150
                                     Allentown, PA                     18106
                        (Address of principal executive offices)     (Zip Code)

                                 (610) 391-9200
              (Registrant's telephone number, including area code)


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
Item 5.      Other Events


On November 26, 1997, the Company completed a $20 million private placement of securities with Equinox Investment Partners and Celerity Partners. The private placement consists of $20 million principal amount of 12% Senior Subordinated Notes due February 1, 2002 with associated warrants to purchase approximately
6.6 million shares of the Company's Common Stock at $2.25 per share, subject to customary adjustment for changes in capitalization and below market issuances. The Company plans to use the net proceeds to repay its current bank debt, fund operations and continue its restructuring activities. In connection with their investment, Equinox and Celerity will have the right to designate two members of the Board of Directors. The private placement was exempt from registration pursuant to Section 4(c) under the Securities Act of 1933.

In addition, the Company announced it has entered into a new credit facility in the amount of up to $15 million with Greyrock Business Credit, a division of NationsCredit Commercial Corporation. The facility, which contains a borrowing base related to the Company's receivables and inventory, matures on November 30, 1998, and is renewable upon agreement of both parties.

Only upon certain payment defaults by the Company, Equinox and Celerity will have the option to purchase incremental senior subordinated notes up to $4 million and additional warrants up to approximately 2.9 million or to designate a majority of the Board of Directors, subject in each case, to stockholder approval so long as such applicable Nasdaq regulations would require such approval.





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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

             (a)     None

             (b)     Pro Forma Financial Information

                     1.   Pro Forma Consolidated Statement of
                          Operations for the ten months ended October 31, 1997.

                     2. Pro Forma Consolidated Balance Sheet as of October 31, 1997.

                     3.   Notes to the Pro Forma Consolidated Financial
                          Statements.

             (c)     Exhibits

                     1. Purchase Agreement dated November 26, 1997, regarding 12% Senior Subordinated Notes due February 1, 2002 and Warrants, including form of Note.

                     2. Warrant Agreement dated November 26, 1997, including form of Warrant.

                     3.   Stockholder Agreement dated November 26, 1997

                     4.   Press release dated November 26, 1997

                     5.   Stockholders Letter dated November 26, 1997



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
                         SubMicron Systems Corporation

                    Summary Pro Forma Financial Information

The following Unaudited Pro Forma Consolidated Financial Statements give effect to the Company's private placement described below as if it had occurred as of October 3, 1997.

On November 26, 1997, the Company completed a $20 million private placement of securities with Equinox Investment Partners and Celerity Partners. The private placement consists of $20 million principal amount of 12% Senior Subordinated Notes due February 1, 2002 with associated warrants to purchase approximately
6.6 million shares of the Company's Common Stock at $2.25 per share, subject to customary adjustment for changes in capitalization and below market issuances. The Company plans to use the net proceeds to repay its current bank debt, fund operations and continue its restructuring activities.

The pro forma consolidated statements of operations for the ten months ended October 31, 1997 reflect the results of operations and the financial position of the Company as if the above private placement had occurred on October 31, 1997.

The unaudited pro forma consolidated financial statements are based upon preliminary estimates, available information, and certain assumptions that management deems appropriate. Management does not expect material changes to the final transaction adjustments. The unaudited pro forma consolidated financial statements presented herein is not necessarily indicative of the results of operations or financial position that the Company would have obtained had such events occurred at October 31, 1997. The pro forma consolidated financial statements should be read in connection with the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1996 and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.





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                         SUBMICRON SYSTEMS CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE TEN MONTHS ENDED OCTOBER 31, 1997
                                  (UNAUDITED)

(in thousands, except per share data)

                                                                                         PRO FORMA
                                      TEN MONTHS ENDED                                TEN MONTHS ENDED
                                      OCTOBER 31, 1997         ADJUSTMENTS            OCTOBER 31, 1997
                                      ----------------      ------------------       -----------------
System sales, net                      $        64,939      $                          $       64,939
Service and other sales                         21,076              -                          21,076
                                       ---------------      ------------------         --------------
  Total net sales                               86,015              -                          86,015
                                       ---------------      ------------------         --------------

Cost of system sales                            57,123                                         57,123
Cost of service and other sales                 19,677              -                          19,677
                                       ---------------      ------------------         --------------
  Total cost of sales                           76,800              -                          76,800
                                       ---------------      ------------------         --------------

  Gross profit                                   9,215              -                           9,215
                                       ---------------      ------------------         --------------

Selling, general and administrative             27,910                                         27,910
Research and development                         7,639              -                           7,639
Restructuring charges                            5,476              -                           5,476
                                       ---------------      ------------------         --------------
  Operating loss                               (31,810)             -                         (31,810)
                                       ---------------      ------------------         --------------

Other income (expense):
  Interest income                                  129                                            129
  Interest expense                              (3,924)                                        (3,924)
  Other, net                                     3,932              -                           3,932
                                       ---------------      ------------------         --------------
                                                   137              -                             137
                                       ---------------      ------------------         --------------
Loss before income tax
  benefit                                      (31,673)                                       (31,673)
Income tax benefit                               5,459              -                           5,459
                                       ---------------      ------------------         --------------

Loss before extraordinary items                (37,132)             -                         (37,132)
                                       ---------------      ------------------         --------------

Extraordinary charge
  exchange, net                                 (1,169)             -                          (1,169)
                                       ---------------      -----------------          --------------

Net loss                               $       (38,301)     $       -                  $      (38,301)
                                       ===============      =================          ==============

Net loss per common share              $         (2.23)     $       -                  $        (2.23)
                                       ===============      =================          ==============

Weighted average number of
  shares outstanding                            17,205              -                          17,205
                                       ===============      =================          ==============


   See accompanying notes to the Pro Forma Consolidated Financial Statements.





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                         SUBMICRON SYSTEMS CORPORATION
               PRO FORMA CONSOLIDATED BALANCE SHEET - (UNAUDITED)
                             AS OF OCTOBER 31, 1997


                                                                                         PRO FORMA
         ASSETS                       OCTOBER 31, 1997        ADJUSTMENTS            OCTOBER 31, 1997
                                      ----------------      -----------------        ----------------
Current assets:
  Cash and cash equivalents            $           620      $          9,411 (a)       $      10,031
  Accounts receivable, net                      14,484              -                         14,484
  Inventories, net                              19,343              -                         19,343
  Prepaids and other                             4,501              -                          4,501
                                       ---------------      ----------------           -------------

    Total current assets                        38,948                 9,411 (a)              48,359

  Property and equipment, net                   16,233              -                         16,233
  Intangibles and other, net                     2,718                 1,850 (a)               4,568

                                       ---------------      ----------------           -------------
         Total assets                  $        57,899      $         11,261           $      69,160
                                       ===============      ================           =============

LIABILITIES AND
  SHAREHOLDERS' EQUITY

Current liabilities:
  Notes payable                        $         8,739      $         (8,739) (a)      $       -
  Current portion of long-term debt              2,658              -                          2,658
  Accounts payable                              12,929              -                         12,929
  Deferred revenues                              1,550              -                          1,550
  Accrued expenses and other                    13,747              -                         13,747

                                       ---------------      ----------------           -------------

    Total current liabilities                   39,623                (8,739)                 30,884

Long-term debt                                  18,918                13,381  (a)             32,299

                                       ---------------      ----------------           -------------
         Total liabilities                      58,541                 4,642                  63,183
                                       ---------------      ----------------           -------------

Shareholders' equity:
  Common stock                                       2              -                              2
  Preferred stock                                9,415              -                          9,415
  Additional paid-in capital                    41,648                 6,619  (a)             48,267
  Accumulated Deficit                          (51,707)             -                        (51,707)
                                       ---------------      ----------------           -------------

    Total shareholders' equity                    (642)                6,619                   5,977
                                       ---------------      ----------------           -------------

         Total liabilities and
           shareholders' equity        $        57,899      $         11,261           $      69,160
                                       ===============      ================           =============



   See accompanying notes to the Pro Forma Consolidated Financial Statements.





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                         SUBMICRON SYSTEMS CORPORATION
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


1.  HISTORICAL.

The historical balances represent the financial position and consolidated results of operations of SubMicron Systems Corporation and were derived from the respective financial statements for the indicated periods.

2.  PRIVATE PLACEMENT

On November 26, 1997, the Company completed a $20 million private placement of securities with Equinox Investment Partners and Celerity Partners. The private placement consists of $20 million principal amount of 12% Senior Subordinated Notes due February 1, 2002 with associated warrants to purchase approximately
6.6 million shares of the Company's Common Stock at $2.25 per share, subject to customary adjustment for changes in capitalization and below market issuances. The Company plans to use the net proceeds to repay its current bank debt, fund operations and continue its restructuring activities.

The pro forma consolidated statements of operations for the ten months ended October 31, 1997 reflect the results of operations and the financial position of the Company as if the above private placement had occurred on October 31, 1997.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

THE UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET AT OCTOBER 31, 1997 HAS BEEN ADJUSTED TO REFLECT THE FOLLOWING:


(a) To reflect the application of cash proceeds of $20 million received from the private placement net of repayment of the Company's outstanding line of credit and debt issuance costs. The estimated value for each warrant was $1.00 representing original issue discount on the Senior Subordinated Notes and was credited to additional paid-in capital.



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UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

The Unaudited Pro Forma Consolidated Statement of Operations for the ten months ended October 31, 1997 would not have been effected by the transaction.


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

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 4, 1997                         SUBMICRON SYSTEMS CORPORATION

                                                /s/ John W. Kizer
                                                -------------------------------
                                                John W. Kizer
                                                Chief Financial Officer



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                                 EXHIBIT INDEX



EXHIBIT NO.             DESCRIPTION OF EXHIBIT
-----------             ----------------------
    1                   Purchase Agreement dated November 26, 1997, regarding
                        12% Senior Subordinated Notes due February 1, 2002 and
                        Warrants, including form of Note.

    2 Warrant Agreement dated November 26, 1997, including form of Warrant.

    3                   Stockholder Agreement dated November 26, 1997

    4                   Press release dated November 26, 1997

    5                   Stockholders Letter dated November 26, 1997





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